Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
March 31, 1999

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.0875%


Excess Protection Level
   3 Month Average  8.66%
      March, 1999  8.83%
      February, 1999  8.98%
      January, 1999  8.15%



Cash Yield                                              21.89%


Investor Charge Offs                                    5.80%


Base Rate                                               7.26%


Over 35 Day Delinquency                                 5.52%


Seller's Interest                                       56.80%


Total Payment Rate                                      11.17%


Total Principal Balance                                $3,008,947,537.17


Investor Participation Amount                          $375,000,000.00


Seller Participation Amount                            $1,708,947,537.14